                                                                  EXHIBIT 10.1


                              FIRST AMENDMENT TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 17th day of May, 1999 (the "Effective Date"), by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks, NATIONSBANK, N.A. D/B/A BANK OF AMERICA, N.A., as Syndication Agent for Banks and CHASE BANK OF TEXAS, N.A., as Documentation Agent for Banks.


                              W I T N E S S E T H:

     WHEREAS, Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, NationsBank, N.A. d/b/a Bank of America N.A., as Syndication Agent for Banks, Chase Bank of Texas, N.A., as Documentation Agent for Banks, and Banks have entered into that certain Amended and Restated Revolving Credit Agreement dated as of November 16, 1998, which amends and restates in its entirety that certain Revolving Credit Agreement dated August 28, 1998, which amends and restates in its entirety that certain Revolving Credit Agreement dated as of April 17, 1998, as amended (as amended and as in effect as of the Effective Date, as amended hereby and as amended from time to time hereafter, the "Loan Agreement").

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


                                   ARTICLE I
                          Definitions and References

     1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan Agreement shall from and after the Effective Date refer to the Loan Agreement as amended hereby.
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                                  ARTICLE II
                                  Amendments

     2.01. Amendments to Article I.

     A. Effective as of the Effective Date, the defined term "Applicable Margin" as set forth in Article I of the Loan Agreement is amended in its entirety and the following is substituted therefor:

           " 'Applicable Margin' shall mean, at such times and from time to time as the Borrowing Base Percentage then in effect is within one of the following ranges with respect to any Borrowing, the percentage per annum set forth below opposite the relevant type of Borrowing and the relevant range.

           Type of Borrowing                          Applicable Margin

     A.    Floating Base Borrowing:

     Range 1:  The Borrowing Base
     Percentage is less than or equal to 75%               0.125%

     Range 2:  The Borrowing Base
     Percentage is greater than 75% but less
     than or equal to 90%                                  0.25%

     Range 3:  The Borrowing Base
     Percentage is greater than 90%                        0.375%


     B.  Eurodollar Borrowing:

     Range 1:  The Borrowing Base
     Percentage is less than or equal to 75%               1.125%

     Range 2:  The Borrowing Base
     Percentage is greater than 75% but less
     than or equal to 90%                                  1.25%

     Range 3:  The Borrowing Base
     Percentage is greater than 90%                        1.375%

     C.    CD Borrowing:

     Range 1:  The Borrowing Base
     Percentage is less than or equal to 75%               1.25%

     Range 2:  The Borrowing Base
     Percentage is greater than 75% but less
     than or equal to 90%                                  1.375%

     Range 3:  The Borrowing Base
     Percentage is greater than 90%                        1.50%


           provided, however, that with respect to any Eurodollar Borrowing or CD Borrowing and except as provided in Section 2.03(d) below, if the Applicable Margin for such Borrowing is established while the Borrowing Base Percentage is within one of the ranges set forth above, but the Borrowing Base Percentage subsequently should become within one of the other ranges set forth above during the Interest Period in effect for such Borrowing, then (i) if, as of the Business Day (or Eurodollar Business Day) that the Borrowing Base Percentage changes, 30 days or more remain until the termination of such Interest Period, then the Applicable Margin for such Borrowing shall automatically change on such Business Day (or Eurodollar Business
           Day) without prior notice to Company to the Applicable Margin for the actual Borrowing Base Percentage then in effect or (ii) if, as of the Business Day (or Eurodollar Business Day) that the Borrowing Base Percentage changes, less than 30 days remain until the termination of such Interest Period, then the Applicable Margin then in effect shall not change until the termination of such Interest Period."

     B. Effective as of the Effective Date, subclause (i) the defined term "Cash Flow" as set forth in Article I of the Loan Agreement is amended in its entirety and the following is substituted therefor:

           "(i) the gross cash operating revenues properly allocable to Proved Reserves attributable to the Mineral Properties (except that at least eighty-two percent (82%) of such Proved Reserves shall consist of Proved Developed Producing Reserves) and operations of the Gas Marketing Subsidiaries which are not subject to any Lien except Permitted Liens, and"

     2.02. Amendment to Section 5.01(a)(i). Effective as of the Effective Date, Section 5.01(a)(i) of the Loan Agreement is amended in its entirety and the following is substituted therefor:

           "(i) The PV Borrowing Base. The PV Borrowing Base shall be based upon economic variables which evaluate the discounted present value of future net income accruing to the Borrowing Base Assets as established by the Reserve Reports delivered from time to time hereunder (herein called the "Present Value of Borrowing Base Reserves") and the Gas Subsidiaries' Loan Value as determined from time to time. The PV Borrowing Base Test shall equal the sum of (a) fifty percent (50%) of the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets; provided, however, that at least eighty-two percent (82%) of such Proved Reserves shall consist of Proved Developed Producing Reserves, and (b) the loan value assigned to the operations of the Gas Marketing Subsidiaries as determined according to Section 5.07 herein (such loan value is herein called the "Gas Subsidiaries' Loan Value"). The term "Borrowing Base Assets" shall mean only such Mineral Properties (i) to which Company has good and indefeasible title and (ii) which are not subject to any liens, encumbrances or charges, except for Permitted Liens for or against which Indebtedness is not due and payable."

     2.03. Amendment to Section 5.01(a)(ii). Effective as of the Effective Date, Section 5.01(a)(ii) of the Loan Agreement is amended in its entirety and the following is substituted therefor:

           "(ii) The Adjusted PV Borrowing Base Test. The Adjusted PV Borrowing Base Test shall equal the remainder of (i) the quotient of (a) the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets (provided that at least eighty-two percent (82%) of such Proved Reserves shall consist of Proved Developed Producing Reserves) plus the Gas Subsidiaries' Loan Value divided by (b) 1.35, less (ii) the unpaid principal balance of the Subordinated Indebtedness then outstanding."


                                  ARTICLE III
                         Commitment and Borrowing Base.

     3.01. Pursuant to Section 5.05(b) of the Loan Agreement, after giving effect to Company's public offering of 15,000,000 units of the Proposed Royalty Trust (also known as the Hugoton Royalty Trust), the Commitment and the Borrowing Base are $540,000,000.

     3.02. Pursuant to Section 5.05(b) of the Loan Agreement, Company will issue an additional 2,004,000 units of the Proposed Royalty Trust if the underwriters for the public offering of such units elect to exercise rights of over-allotment. If such additional units of the Proposed Royalty Trust are offered to the public pursuant to such over-allotment prior to July 1, 1999, the Commitment and the Borrowing Base shall be reduced by $10,000,000, effective (i) as of the Effective Date if such sale is consummated at or prior to the Effective Date or (ii) the date such sale is consummated if such sale is consummated after the Effective Date, but not later than July 1, 1999.

     3.03. Company has entered into a purchase and sale agreement to sell certain Mineral Properties located in the San Juan Basin area of New Mexico (the "Property Sale"). If the Property Sale is consummated by July 1, 1999, the Commitment and the Borrowing Base shall be reduced by $25,000,000, effective (i) as of the Effective Date if the Property Sale is consummated at or prior to the Effective Date or (ii) the date the Property Sale is consummated if the Property Sale is consummated after the Effective Date, but not later than July 1, 1999. The Property Sale and all other sales of Mineral Properties made by Company prior to the Effective Date shall not be considered in determining the application of Section 9.07 of the Loan Agreement for the remainder of the 1999 calendar year.

                                  ARTICLE IV
                              Condition Precedent

     4.01. Counterparts; Conditions to Effectiveness.

     (a)   Majority Banks. As to Articles II and III hereof, exclusive of
Section 2.01A hereof, this instrument shall become effective as to such Sections (and the Loan Agreement shall be amended with the amendments referred to in such Sections) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart hereof signed by Company and Majority Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     (b) All Banks. As to Section 2.01A hereof, this instrument shall become effective as to such Sections (and the Loan Agreement shall be amended with the amendments referred to in such Section) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart hereof signed by Company and all of the Banks (or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     4.02. Amendment Fee. Upon Administrative Agent's receipt of duly executed counterparts hereof signed by Company and Majority Banks, Company shall pay to Administrative Agent a fee in the amount derived by multiplying (i) an amount that is equal to one tenth of one percent (1/10 of 1.0%) of the Commitment amount in effect as of the Effective Date (after giving effect to the reduction to the Commitment as provided in Section 3.02 or 3.03 hereof) by (ii) the cumulative Percentage of all Banks that sign a counterpart of this Amendment. Administrative Agent shall distribute such fee to only those Banks that sign a counterpart of this Amendment, with each such Bank's pro rata share of such fee being its Percentage of the fee as determined according to this Section 4.02. The fee payable under this Section 4.02 shall be paid by Company to Administrative Agent within three (3) Business Days after Company's receipt of Administrative Agent's written request or invoice for same.


                                   ARTICLE V
                 Ratifications, Representations and Warranties

     5.01. Ratifications. The terms and provisions set forth herein shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Specifically, the amendments and modifications of the Loan Agreement as set forth in this Amendment shall supercede and are in lieu of the amendments and modifications of the Loan Agreement that are set forth in that certain waiver letter dated April 5, 1999, executed by Company and agreed to by Majority Banks. Company and Banks agree that the Loan Agreement, as amended hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02. Representations, Warranties and Agreements. Company hereby represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.


                                  ARTICLE VI
                           Miscellaneous Provisions

     6.01. Reference to Loan Agreement. The other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     6.02. Expenses of Agents. As provided in the Loan Agreement, Company agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

     6.03. Counterparts. This instrument may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.04. Headings. The headings, captions, and arrangements used herein are for convenience only and shall not affect the interpretation of this instrument.

     6.05. Applicable Law.  THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL
OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     6.06. Final Agreement.  THE LOAN AGREEMENT AS AMENDED HEREBY AND THE
OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                          [SIGNATURE PAGES TO FOLLOW]

                                  COMPANY:

                                  CROSS TIMBERS OIL COMPANY,
                                  a Delaware corporation


                                  By:    JOHN O'REAR
                                         ------------------------------------
                                         John O'Rear,
                                         Vice President and Treasurer


                                  BANKS:

                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK


                                  By:    JOHN KOWALCZUK
                                         ------------------------------------
                                  Name:  John Kowalczuk
                                         ------------------------------------
                                  Title: Vice President
                                         ------------------------------------


                                  NATIONSBANK, N.A., dba Bank of America, N.A.


                                  By:    J. SCOTT FOWLER
                                         ------------------------------------
                                         J. Scott Fowler, Vice President



                                  CHASE BANK OF TEXAS, N.A.


                                  By:    DALE S. HURD
                                         ------------------------------------
                                         Dale S. Hurd


                                  BANKBOSTON, N.A.


                                  By:    GEORGE W. PASSELA
                                         ------------------------------------
                                  Name:  George W. Passela
                                         ------------------------------------
                                  Title:
                                         ------------------------------------

                                  WELLS FARGO BANK (TEXAS), N.A.


                                  By:    CHARLES D. KIRKHAM
                                         ------------------------------------
                                         Charles D. Kirkham, Vice President


                                  FROST NATIONAL BANK, as the surviving
                                  bank by merger of Overton Bank and Trust, N.A., effective May 29, 1998


                                  By:    W.H. (BILL) ADAMS, III
                                         ------------------------------------
                                         W.H. (Bill) Adams, III, Senior Vice
                                         President



                                  ABN-AMRO BANK N.V.


                                  By:    C.W. RANDALL
                                         ------------------------------------
                                  Name:  C. W. Randall
                                         ------------------------------------
                                  Title: SVP
                                         ------------------------------------


                                  By:    DEANNA B. BRELAND
                                         ------------------------------------
                                  Name:  Deanna B. Breland
                                         ------------------------------------
                                  Title: Vice President
                                         ------------------------------------

                                  BANK OF MONTREAL


                                  By:    MELISSA BAUMAN
                                         ------------------------------------
                                  Name:  Melissa Bauman
                                         ------------------------------------
                                  Title: Director
                                         ------------------------------------


                                  THE BANK OF NEW YORK


                                  By:    RAYMOND J. PALMER
                                         ------------------------------------
                                  Name:  Raymond J. Palmer
                                         ------------------------------------
                                  Title: Vice President
                                         ------------------------------------


                                  PARIBAS


                                  By:    MIKE FIUZAT
                                         ------------------------------------
                                         Mike Fiuzat, Vice President

                                  By:    BARTON D. SCHOUEST
                                         ------------------------------------
                                  Name:  Barton D. Schouest
                                         ------------------------------------
                                  Title: Managing Director
                                         ------------------------------------


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:    PHILLIPPE SOUSTRA
                                         ------------------------------------
                                  Name:  Phillippe Soustra
                                         ------------------------------------
                                  Title: Senior Vice President
                                         ------------------------------------


                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION


                                  By:    J. SCOTT FOWLER
                                         ------------------------------------
                                         J. Scott Fowler, Vice President

                                  FIRST UNION NATIONAL BANK


                                  By:    ROBERT R. WETTEROFF
                                         ------------------------------------
                                  Name:  Robert R. Wetteroff
                                         ------------------------------------
                                  Title: Senior Vice President
                                         ------------------------------------


                                  BANK ONE, TEXAS, N.A.


                                  By:    WM. MARK CRANMER
                                         ------------------------------------
                                  Name:  Wm. Mark Cranmer
                                         ------------------------------------
                                  Title: Vice President
                                         ------------------------------------


                                  NATEXIS Banque


                                  By:    TIMOTHY L. POLVADO
                                         ------------------------------------
                                         Timothy L. Polvado, Vice President


                                  By:    ERIC DITGES
                                         ------------------------------------
                                         Eric Ditges, Assistant Vice President


                                  THE BANK OF NOVA SCOTIA


                                  By:    F.C.H. ASHBY
                                         ------------------------------------
                                  Name:  F.C.H. Ashby
                                         ------------------------------------
                                  Title: Senior Manager
                                         ------------------------------------
                                         Loan Operations


                                  COMERICA BANK-TEXAS


                                  By:    DAVID L. MONTGOMERY
                                         ------------------------------------
                                         David L. Montgomery, Vice President